Advance Capital I, Inc.

Supplement Dated September 26, 2000
To the Prospectus Dated April 28, 2000


     On July 28, 2000 the Board of Directors of the Advance Capital I, Inc. family of mutual funds approved a revision to the annual management fee for the Equity Growth Fund, Balanced Fund and Retirement Income Fund on assets above $200 million. The management fee declines from .7% to .55% for the Equity Growth and Balanced Fund on assets above $200 million.
The management fee in the Retirement Income Fund declines from .5% to .4% on assets above $200 million.


Insert on page 21 under section titled: RESTRICTIONS ON REDEMPTIONS

TELEPHONE REDEMPTIONS OF IRAs:
     In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may, however, request a redemption from your IRA by telephone to establish the Net Asset
Value pricing of that redemption IF AND ONLY IF you will pick up the redemption check, in person, at the company's headquarters at One
Towne Square, Suite 444, Southfield, Michigan on the following business day and sign the IRA Distribution Form at that time. If you do not appear on the following business day and sign the form, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV) and you will be required to begin the process again.


Advance Capital I, Inc.

Supplement Dated September 26, 2000
To the Statement of Additional Information Dated April 28, 2000


     On July 28, 2000 the Board of Directors of the Advance Capital I, Inc. family of mutual funds approved a revision to the annual management fee for the Equity Growth Fund, Balanced Fund and Retirement Income Fund on assets above $200 million. The management fee declines from .7% to .55% for the Equity Growth and Balanced Fund on assets above $200 million.
The management fee in the Retirement Income Fund declines from .5% to .4% on assets above $200 million.